Unaudited Condensed Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended
Mar. 31, 2013
Cash flows from operating activities:
Net income (loss)	$ 60
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	60
Other non-cash expense	4
Changes in operating assets and liabilities:
Accounts receivable	105
Restricted cash	250
Prepaid expenses and other assets	(138)
Interest reserve	(250)
Accounts payable and accrued liabilities	77
Net cash provided by operating activities	168
Cash flows from investing activities:
Purchases of property and equipment	(4)
Net cash used in investing activities	(4)
Cash flows from financing activities:
Net (decrease) increase in cash and cash equivalents	164
Cash and cash equivalents at beginning of period	24,584
Cash and cash equivalents at end of period	$ 24,748